UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

  Date of Report (Date of earliest             November 17, 2004
          event reported)            ---------------------------------------

                         USAA Auto Owner Trust 2004-3
----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


    State of Delaware          333-112241-03             applied for
----------------------------------------------------------------------------
     (State of other            (Commission             (IRS Employer
      jurisdiction              File Number)         Identification No.)
    of incorporation)



  c/o Wachovia Bank of Delaware, National Association, as owner trustee,
       One Rodney Square, 920 King Street, 1st Floor
                   Wilmington, Delaware                         19801
----------------------------------------------------------------------------
         (Address of principal executive offices)             (Zip Code)


    Registrant's telephone number,                (302) 888-7536
         including area code           -------------------------------------


----------------------------------------------------------------------------
      (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

      Section 8 Other Events

      Item 8.01.  Other Events.
                  ------------

      On November 17, 2004, USAA Auto Owner Trust 2004-3 (the "Issuer"), as issuer, and JPMorgan Chase Bank, National Association ("JPMorgan"), as indenture trustee, entered into an indenture dated as of November 17, 2004 (the "Indenture"). On November 17, 2004, USAA Acceptance, LLC (the "Depositor"), as depositor, and Wachovia Bank of Delaware, National Association, as owner trustee, entered into an amended and restated trust agreement (the "Trust Agreement"). The Indenture is attached hereto as Exhibit
4.1 and the Trust Agreement is attached hereto as Exhibit 4.2.

      On November 17, 2004, USAA Federal Savings Bank ("USAA"), as seller and servicer, the Depositor, as depositor, and the Issuer, as issuer, entered into a sale and servicing agreement dated as of November 1, 2004 (the "Sale and Servicing Agreement"). On November 17, 2004, USAA, as seller, and the Depositor, as depositor, entered into a receivables purchase agreement dated as of November 17, 2004 (the "Receivables Purchase Agreement"). On November 17, 2004, the Issuer, USAA, as administrator, and JPMorgan, as indenture trustee, entered into an administration agreement ("Administration Agreement") dated as of November 17, 2004. The Sale and Servicing Agreement is attached hereto as Exhibit 10.1 and the Administration Agreement and the Receivables Purchase Agreement are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.

      Section 9.  Financial Statements and Exhibits.

      Item 9.01.  Financial Statements and Exhibits.
                  ---------------------------------

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits:

                4.1       Indenture dated as of November 17, 2004

                4.2 Amended and Restated Trust Agreement dated as of November 17, 2004.

                10.1 Sale and Servicing Agreement dated as of November 1, 2004.

                99.1      Administration Agreement dated as of November
                          17, 2004.

                99.2      Receivables Purchase Agreement dated as of
                          November 17, 2004.

                                  SIGNATURES
                                  ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        USAA Acceptance, LLC, as Administrator

                                        By:  /s/ Michael Broker
                                             ---------------------------------
                                                       Michael Broker
                                                       Vice President



Date:  November 23, 2004

                                 EXHIBIT INDEX

Exhibit
  No.         Description of Exhibit
  ---         ----------------------

4.1           Indenture dated as of November 17, 2004

4.2           Amended and Restated Trust Agreement dated as of November
              17, 2004.

10.1          Sale and Servicing Agreement dated as of November 1, 2004.

99.1          Administration Agreement dated as of November 17, 2004.

99.2          Receivables Purchase Agreement dated as of November 17, 2004